                                                                    EXHIBIT 10.3







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                                    FORM OF

                              AMENDED AND RESTATED


                          REGISTRATION RIGHTS AGREEMENT


                                      AMONG


                         ASSET ACCEPTANCE CAPITAL CORP.,


                            AAC QUAD-C INVESTORS, LLC


                               AAC INVESTORS, INC.


                         ASSET ACCEPTANCE HOLDINGS, LLC


                                RBR HOLDING CORP.


                                       AND


        CERTAIN OTHER HOLDERS OF SHARES OF ASSET ACCEPTANCE CAPITAL CORP.


                     --------------------------------------

                          Dated as of January __, 2004

                     --------------------------------------



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                                TABLE OF CONTENTS

                                                                        Page

1.  DEFINITIONS...........................................................2


2.  REGISTRATION UNDER SECURITIES ACT.....................................3

    (a)      REGISTRATION ON REQUEST......................................3
             (i)  REQUEST.................................................3
             (ii)     EFFECTIVE REGISTRATION STATEMENT....................4
             (iii)    REGISTRATION STATEMENT FORM.........................4
             (iv)     EXPENSES............................................4
             (v)      SELECTION OF UNDERWRITERS...........................4
             (vi)     PRIORITY IN REQUESTED REGISTRATIONS.................4
    (b)      INCIDENTAL REGISTRATION......................................5
             (i)  RIGHT TO INCLUDE REGISTRABLE SECURITIES.................5
             (ii)     EXPENSES............................................5
             (iii)    PRIORITY IN INCIDENTAL REGISTRATIONS................5
    (c)      REGISTRATION PROCEDURES......................................6
    (d)      UNDERWRITTEN OFFERINGS.......................................9
             (i)  REQUESTED UNDERWRITTEN OFFERINGS........................9
             (ii)     INCIDENTAL UNDERWRITTEN OFFERINGS...................9
             (iii)    HOLDBACK AGREEMENTS................................10
    (e)      INDEMNIFICATION.............................................10
             (i)  INDEMNIFICATION BY THE COMPANY.........................10
             (ii)     INDEMNIFICATION BY THE SELLERS.....................12
             (iii)    NOTICES OF CLAIMS, ETC.............................12
             (iv)     OTHER INDEMNIFICATION..............................13
             (v)      INDEMNIFICATION PAYMENTS...........................13
             (vi)     CONTRIBUTION.......................................13
             (vii)    CONTROLING PROVISIONS..............................14
    (f)      PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.................14
    (g)      TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS...............14
    (h)      TERMINATION OF REGISTRATION RIGHTS..........................14



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3.  RULE 144; RULE 144A..................................................14


4.  OTHER REGISTRATION RIGHTS............................................15


5.  AMENDMENTS AND WAIVERS...............................................15


6.  NOTICES..............................................................15


7.  BINDING AGREEMENT....................................................17


8.  NOMINEES FOR BENEFICIAL OWNERS.......................................17


9.  DESCRIPTIVE HEADINGS.................................................17


10. SPECIFIC PERFORMANCE.................................................17


11. COUNTERPARTS.........................................................17


12. SEVERABILITY.........................................................18


13. ENTIRE AGREEMENT.....................................................18


14. SUBMISSION TO JURISDICTION; VENUE....................................18


15. WAIVER OF JURY TRIAL.................................................19


16. GOVERNING LAWS.......................................................19





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


                                    FORM OF

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                  This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of January __, 2004, among ASSET ACCEPTANCE CAPITAL CORP., a Delaware corporation (the "Company"), ASSET ACCEPTANCE HOLDINGS, LLC, a Delaware limited liability company ("Asset Acceptance Holdings"), AAC QUAD-C INVESTORS, LLC a Virginia limited liability company ("Investors"), AAC INVESTORS, INC., a Virginia corporation ("AAC Investors"), RBR HOLDING CORP., a Nevada corporation ("RBR Holding"), RUFUS H. REITZEL, JR., HEATHER K. REITZEL, NATHANIEL F. BRADLEY IV, and MARK A. REDMAN (the "Executives") and the TRUSTS listed on the signature pages hereto. The parties hereof, other than the Company, Asset Acceptance Holdings, AAC Investors, and RBR Holding are collectively referred to as the "Shareholders" and individually as a "Shareholder."

                  WHEREAS, Asset Acceptance Holdings, AAC Investors, RBR Holding (formerly known as AAC Holding Corp.), Consumer Credit Corp., a Michigan corporation that was merged into RBR Holding, the Executives and the TRUSTS listed on the signature pages hereto, entered into that certain Registration Rights Agreement, dated September 30, 2002 (the "Registration Rights Agreement");

                  WHEREAS, the Company was formed in August 2003 for the purposes of consummating an initial public offering of the Company's common stock;

                  WHEREAS, in connection with the initial public offering of the Company, all the shares of capital stock of RBR Holding and AAC Investors, which hold sixty percent (60%) and forty percent (40%), respectively, of the equity membership interests in Asset Acceptance Holdings, will be contributed to the Company in exchange for shares of common stock of the Company (the "Reorganization");

                  WHEREAS, as a result of this Reorganization, Asset Acceptance Holdings and its subsidiaries will become indirect wholly-owned subsidiaries of the Company; and

                  WHEREAS, as of the date hereof, all of the shares of AAC Investors are held by Investors; and

                  WHEREAS, to reflect the changed relationship between the parties, they wish to replace the Registration Rights Agreement with this Amended and Restated Registration Rights Agreement.

                  In consideration of the parties entering into the agreements and carrying out the transactions herein described, and for other good and valuable consideration, the parties agree to amend and restate the Registration Rights Agreements in its entirety as follows, with this Agreement to be effective as of the closing of the initial public offering described in the Registration Statement on Form S-1 (Registration No. 333-109987), as amended, filed with the Securities Exchange Commission by the Company (the "Initial Public Offering"):

                  1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission or any other United States agency at the time administering the Securities Act.

                  "Common Shares" means the common stock, $.01 par value, of Asset Acceptance Capital Corp.

                  "Exchange Act" means the Securities Exchange Act of 1934, or any similar United States statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Executive Holders" means the Executives, the TRUSTS listed on the signature pages hereto, and any Person who is the transferee of the Executives or such TRUSTS of Registerable Securities other than in a Public Sale.

                  "Long-Form Registration" means registration under the Securities Act (hereinafter defined) on Form S-1 or similar long form adopted by the Commission for registration of securities under the Securities Act.

                  "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                  "Public Offering" means any primary or secondary public offering of Common Shares pursuant to an effective registration statement under the Securities Act other than a registration statement on a form registering the types of transactions generally eligible for registration on Form S-4 or S-8 or any successor or similar form.

                  "Public Sale" means any Public Offering or any sale of Common Shares to the public pursuant to Rule 144 (or any successor provision) effected through a broker or dealer.

                  "Quad-C Holders" means Investors and any Person who is the transferee of Investors of Registrable Securities other than in a Public Sale.

                  "Registrable Securities" means (i) any outstanding Common Shares issued to any Shareholder and (ii) any securities issued or issuable with respect to any such Common Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) they shall have been distributed in a Public Sale, (ii) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (iii) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses,
(iv) messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and expenses of one counsel, who may be counsel for the Company, chosen by the holders of a majority of the Registrable Securities included in such Public Offering, (vii) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance), and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

                  "Requesting Holder" means, in respect of any registration pursuant to Section 2 hereof, any holder of Registrable Securities who gives notice to the Company of its request to include Registrable Securities in such registration.

                  "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

                  "Securities Act" means the Securities Act of 1933, or any similar United States statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  2. REGISTRATION UNDER SECURITIES ACT. (a) REGISTRATION ON REQUEST. (i) REQUEST. If at any time the Quad-C Holders who hold in excess of five (5%) percent of the outstanding Common Shares, or if at any time the Executive Holders who hold in excess of five (5%) percent of the outstanding Common Shares, request in writing that the Company effect the registration under the Securities Act of a specified number of the Registrable Securities held by them and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company, in accordance with the provisions of Section 2(c) hereof, will use its reasonable efforts to effect the registration under the Securities Act of:

                           (A) the Registrable Securities which the Company has
                  been so requested to register for disposition in accordance with the intended method or methods of disposition stated in such request, and

                           (B) all other Registrable Securities which the
                  Company has been requested to register by the holders thereof by written request given to the Company within 20 days after the giving of such written notice by the Company,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of Registrable Securities so to be registered; provided that the Company shall not be required (i) to effect a registration under this Section 2(a) unless the anticipated gross proceeds of the offering of all Registrable Securities to be included therein is at least $5,000,000, (ii) to effect more than two Long-Form Registrations each at the request of the Quad-C Holders or at the request of the Executive Holders, as the case may be, or (iii) to effect a registration under this Section 2(a) prior to the date that is twelve months after the effective date of the Company's most recent registration statement; provided that the Initial Public Offering shall not be counted as a request for registration pursuant to this Section 2(a)(i) by any Shareholder.

                  (ii) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2(a) shall not be deemed to be effected (A) if a registration statement with respect thereto shall not have become effective, (B) if, after it has become effective, such registration is interfered with for any reason by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or any court, and the result of such interference is to prevent the holders of Registrable Securities to be sold thereunder from disposing thereof in accordance with the intended methods of disposition, or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten registration shall not be satisfied or waived with the consent of the holders of Registrable Securities that were to have been sold thereunder, other than as a result of any breach by any holder of its obligations thereunder or hereunder.

                  (iii) REGISTRATION STATEMENT FORM. Registrations under this
Section 2(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company and as shall permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition specified in the request of the holders of Registrable Securities being registered for such registration. The Company agrees to include in any such registration statement all information which the holders of Registrable Securities being registered shall reasonably request in writing. All Long-Form Registrations shall be underwritten registrations and shall not be "shelf-registrations."

                  (iv) EXPENSES. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 2(a). To the extent expenses of the registration are not required to be paid by the Company, each holder of securities included in the registration will pay those expenses allocable to the registration of such holder's securities, and any expenses not so allocable will be borne by all sellers of securities included in the registration in proportion to the aggregate selling price of the securities to be so registered.

                  (v) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 2(a) involves an underwritten offering, the managing underwriter or underwriters shall be selected by the Company's Board of Directors.

                  (vi) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 2(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Company and holders of Registrable Securities who initiated the registration, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (A) first, Registrable Securities requested to be included in such registration by the Quad-C Holders and the Executive Holders, pro rata among such holders in proportion to the number of Registrable Securities held by them, and (B) second, Registrable Securities requested to be included in such registration by all other holders thereof;

pro rata among such holders on the basis of the number of Registrable Securities requested to be so registered.

                  (b) INCIDENTAL REGISTRATION. (i) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its securities under the Securities Act (other than the Company's Initial Public Offering and other than by a registration on Form S-4 or S-8 or any successor or similar forms or filed in connection with an exchange offer, or any offering of securities solely to the Company's existing security holders, and other than pursuant to Section 2(a)), whether or not for sale for its own account, the Company will at each such time give prompt confidential written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2(b). Upon the written request of any holder of Registrable Securities made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, subject to the provisions of paragraph (iii) of this Section 2(b), use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and, thereupon,
(A) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

                  (ii) EXPENSES. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2(b) including, without limitation, any such registration not effected by the Company. To the extent expenses of the registration are not required to be paid by the Company, each holder of securities included in the registration will pay those expenses allocable to the registration of such holder's securities, and any expenses not so allocable will be borne by all sellers of securities included in the registration in proportion to the aggregate selling price of the securities to be so registered.

                  (iii) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2(b) involves an underwritten offering, and the managing underwriter shall advise the Company in writing, that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Company, or that the kind of securities requested or otherwise proposed to be included in such registration statement would materially and adversely affect the success of such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (A) if the registration is a primary registration on behalf of the Company, (1) first, the securities proposed to be registered by the Company, (2) second, Registrable Securities requested to be included in such registration by the Quad-C Holders and the Executive Holders, pro rata among such holders in proportion to the number of Registrable Securities held by them, and (3) third, securities of other Persons, if any, requested to be included in such registration pro rata in accordance with the numbers of other securities proposed to be registered by the other Persons or otherwise allocated among such other Persons in such proportion as such holders and the Company shall agree, and (B) if the registration is a secondary registration on behalf of other Persons, the Registrable Securities and securities of other Persons included in such registration pro rata in accordance with the numbers of Registrable Securities requested to be included by the Requesting Holders and the numbers of other securities proposed to be registered by the other Persons; provided in each such case that if the registration involves an underwritten offering and the managing underwriter(s) shall advise the Company in writing (with a copy to each Shareholder requesting registration of Registrable Securities) that, in its opinion, the number of securities requested to be included in such registration by Executive Holders or other holders of Registrable Shares exceeds the number which can be sold in such offering within a price range acceptable to the Company, or that the kind of securities requested or otherwise proposed to be included in such registration by Executive Holders or other holders of Registrable Securities would materially and adversely affect the success of such offering, the number of securities permitted to be included in such registration by each Executive Holder or other holder Registrable Shares under clause (A)(2) or (A)(3) above, as applicable, shall be ratably reduced by the amount of such excess. In the event a contemplated distribution does not involve an underwritten public offering, the determinations contemplated by this Section 2(b) shall be made by the Board of Directors.

                  (c) REGISTRATION PROCEDURES. If and whenever the Company is required to use its reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2(a) and
(b) the Company will as expeditiously as possible:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become effective; provided that before filing such registration statement or any amendments thereto, the Company will furnish to the Requesting Holders copies of all such documents proposed to be filed; provided further that the Company may postpone the filing or effectiveness of a registration if the Company reasonably believes that such registration might reasonably be expected to have an adverse effect on any proposal or plan to engage in any acquisition of assets or capital stock or any merger, consolidation, tender offer or similar transaction; or would otherwise require disclosure of information which the Board of Directors of the Company determines should not be disclosed;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (A) not more than 180 days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (B) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that the Company may terminate the effectiveness of a registration if the Company reasonably believes that such registration might reasonably be expected to have an adverse effect on any proposal or plan to engage in any acquisition of assets or capital stock or any merger, consolidation, tender offer or similar transaction or would otherwise require disclosure of information which the Board of Directors of the Company determines should not be disclosed, in which event, such registration will not count as a registration pursuant to Section 2(a) with respect to Requesting Holders who have not sold thereunder at least 75% of the Registrable Securities included in such registration;

                  (iii) furnish to each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, but only one copy thereof to each such Requesting Holder), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of the Registrable Securities owned by such Requesting Holder, as such Requesting Holder may reasonably request;

                  (iv) use its reasonable efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller; provided that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this clause (iv),
(B) consent to general service of process in any such jurisdiction or (C) subject itself to taxation in such jurisdiction;

                  (v) use its reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) promptly notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                  (vii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

                  (viii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (ix) use its reasonable efforts (A) to cause all such Registrable Securities covered by such registration statement to be listed on any national securities exchange (if such Registrable Securities are not already so listed), and on each other securities exchange, on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (B) to secure the designation of all such Registrable Securities covered by such registration statement as a "national market security" in the Nasdaq Stock Market within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure Nasdaq Stock Market authorization for such Registrable Securities, in each case if the Registrable Securities so qualify, and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, in the case of each action referred to in this clause (B) if requested by a majority of holders covered by such registration statement or by the managing underwriter;

                  (x) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting), signed by the Company's independent public accountants in customary form and covering such matters as are customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least ten percent (10%) of the securities covered by such registration statement); and

                  (xi) as required by the Securities Act or by the underwriters, if any, obtain a legal opinion of the Company's counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) customary in transactions of this type.

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and to furnish a legal opinion of each seller's counsel customary in transactions of this type.

                  Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 2(c), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 2(c) and, if so directed by the Company, such holder will use its reasonable efforts to deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  (d) UNDERWRITTEN OFFERINGS. (i) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with such underwriters for such offering. Such agreement shall be reasonably satisfactory in substance and form to the holders of a majority of the Registrable Securities requesting such registration and the underwriters and shall contain such representations and warranties by the Company and by the selling shareholders and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2(e). The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. In addition, the Company may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of holders of Registrable Securities to and for the benefit of such underwriters shall also be made and for the benefit of the Company.

                  (ii) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2(b) and such securities are to be distributed by or through one or more underwriters, (i) the managing underwriter or underwriters shall be selected by the Company, and (ii) the Company will, if requested by any holder of Registrable Securities as provided in Section 2(b), and subject to the provisions of Section 2(b)(ii), use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. In addition, the Company may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of holders of Registrable Securities to and for the benefit of such underwriters shall also be made and for the benefit of the Company.

                  (iii)    HOLDBACK AGREEMENTS.

                  (A) Each holder of Registrable Securities agrees for the benefit of the Company not to effect any sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 180 days after any underwritten registration pursuant to Section 2(a) or 2(b) has become effective, except as part of such underwritten registration.

                  (B) The Company agrees (X) without the consent of the managing underwriter not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days before and the 180 days after any underwritten registration pursuant to Section 2(a) or (b) has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8, or any successor or similar forms thereto or pursuant to an unregistered offering to employees of the Company or its Subsidiaries pursuant to an employee benefit plan as defined in Rule 405 of Regulation C under the Securities Act, and (Y) to use its reasonable efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering including any distribution to the public pursuant to Rule 144), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted; provided that the provisions of this clause (B) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

                  (e) INDEMNIFICATION.

                  (i) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will, and hereby does, indemnify and hold harmless, the seller of any Registrable Securities covered by such registration statement, its directors, officers, agents and employees, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller or any such director, officer, agent, employee, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained (x) in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto or any document included by reference therein, or (y) in any application or other document or communication (in this Section 2(f) collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the

"blue sky" or securities laws thereof, or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in connection with any of the foregoing in this clause (i), the Company will reimburse such seller and each such director, officer, agent, employee, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such seller specifically for use in the preparation thereof which information contained any untrue statement of any material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided further, that the Company shall not be liable to any Person who participates as an underwriter in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended (provided it has been made available to such Person in accordance with the terms hereof), to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, agent, employee, underwriter or controlling Person and shall survive the transfer of such securities by such seller. The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified party and any other indemnified party in respect of such claim. It is agreed that the indemnity agreement contained in this clause (i) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                  (ii) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Section 2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (i) of this Section 2(e)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any application, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the

Company by such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, or such application, which information contained any untrue statement of any material fact or omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller. The indemnity provided by each seller of securities under this Section 2(e)(ii) shall be provided severally, and not jointly or jointly and severally with any other seller or prospective seller of securities, and shall be limited in amount to the lesser of (A) such seller's allocable portion (based upon the number of Registrable Securities included in the registration statement) of the liability for indemnification and (B) the net amount of proceeds received by such seller from the sale of Registrable Securities pursuant to such registration statement. It is agreed that the indemnity agreement contained in this clause (ii) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of such seller of such securities (which consent shall not be unreasonably withheld).

                  (iii) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2(e), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2(e), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as the indemnifying party may request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                  (iv) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2(e) (with appropriate and reasonable modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal, state or provincial law or regulation of any governmental authority, other than the Securities Act.

                  (v) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2(e) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

         (vi) CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by this
Section 2(e) is for any reason not available, the parties required to indemnify by the terms hereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnities under clauses (i) and (ii) above of this Section 2(e) were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this clause (vi), each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

         (vii) CONTROLLING PROVISIONS. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with any underwritten Public Offering are in conflict with the foregoing provisions, the provisions in any such underwriting agreement shall control.

         (f) PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person agrees to sell such Person's securities on the basis provided in any underwriting arrangements reasonably approved by the Company.

         (g) TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to a Shareholder by the Company hereunder may be transferred or assigned by a Shareholder only to a transferee or assignee of not less than five percent (5%) of the then outstanding Common Shares; provided that the Company is given written notice at the time or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such rights assumes in writing the obligations of such Shareholder under this Agreement.

                  (h) TERMINATION OF REGISTRATION RIGHTS. The right of any Shareholder to request registration or inclusion in any registration pursuant to this Section 2 shall terminate three (3) years after the closing of the Company's Initial Public Offering, provided that the foregoing shall not apply to any Shareholder who owns more than one percent (1%) of the then outstanding Common Shares until the earlier of (i) such time as the Shareholder owns less than one percent (1%) of the then outstanding Common Shares, or (ii) the expiration of seven (7) years after the closing of the Company's Initial Public Offering.

                  3. RULE 144; RULE 144A.

                  (a) If the Company shall have filed a registration statement which has become effective pursuant to Section 12 of the Exchange Act or a registration statement which has become effective pursuant to the Securities Act, the Company will use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of the Quad-C Holders or any other holder of more than five percent of the Registrable Securities make publicly available other information) and will take such further action as the Quad-C Holders or such other holders may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

                  (b) Except at such times as the Company is a reporting company under Section 13 or 15(d) of the Exchange Act, the Company shall, upon the written request of any holder of Registrable Securities, provide to any such holder and to any prospective institutional transferee of Registrable Securities designated by such holder, such financial and other information as is available to the Company or can be obtained by the Company without material expense and as such holder may reasonably determine is required to permit a transfer of such Registrable Securities to comply with the requirements of Rule 144A promulgated under the Securities Act.

                  4. OTHER REGISTRATION RIGHTS. Notwithstanding anything to the contrary in this Agreement the Company shall be permitted to grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the consent of holders of any Registrable Securities and nothing in this Agreement shall restrict the Company's ability to give any other persons registration rights which are senior to the registration rights granted hereunder.

                  5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act of the holders of at least a majority of all Registrable Securities at the time outstanding; provided that any amendment to this Agreement that materially adversely affects the rights of any Holder of Registrable Securities differently than such amendment affects the rights of other Holders of Registrable securities shall also require the approval of the affected Holder; and provided further that, without limiting the generality of the foregoing, the written consent of any of Asset Acceptance Holdings, AAC Investors, and RBR Holding shall not be required with respect to any amendment to, modification of or waiver related to this Agreement.

                  6. NOTICES. All notices required to be given hereunder shall be in writing and shall be deemed to have been given if (i) delivered personally or by nationally recognized overnight delivery service, (ii) transmitted by facsimile or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed persons at the addresses and facsimile numbers specified below, or to such other persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

                  If to the Company, to:

                                    Asset Acceptance Capital Corp.
                                    6985 Miller Road
                                    Warren, Michigan 48902
                                    Attention: Nathaniel F. Bradley IV
                                    Facsimile No.: 586-446-7832

                           with a copy to:

                                    c/o Quad-C Management, Inc.
                                    230 East High Street
                                    Charlottesville, Virginia 22902
                                    Attention:  Anthony R. Ignaczak
                                    Facsimile No.:   434-979-1145

                           and to:

                                    McGuireWoods LLP
                                    One James Center
                                    Richmond, Virginia 23219
                                    Attention:  Leslie A. Grandis
                                    Facsimile No.:   804-775-1061
                           and to:

                                    Dykema Gossett PLLC
                                    400 Renaissance Center
                                    Detroit, Michigan 48243
                                    Attention: J. Michael Bernard, Esq.
                                    Facsimile No.: 313-568-6832

                  If to the Executive Holders, to:

                                    Rufus H. Reitzel, Jr.
                                    83 Shadow Lane
                                    Lakeland, Florida 33813
                                    Facsimile No.: 863-648-0166

                           and to:

                                    Nathaniel F. Bradley IV
                                    6985 Miller Road
                                    Warren, Michigan 48902
                                    Facsimile No.: 586-446-7832


                  If to the Quad-C Holders, to:

                                    AAC Quad-C Investors, Inc.
                                    c/o Quad-C Management, Inc.
                                    230 East High Street
                                    Charlottesville, Virginia 22902
                                    Attention:  Anthony R. Ignaczak
                                    Facsimile No.:   434-979-1145

                           with a copy to:

                                    McGuireWoods LLP
                                    One James Center
                                    Richmond, Virginia 23219
                                    Attention:  Leslie A. Grandis
                                    Facsimile No.:   804-775-1061

                  Notice pursuant hereto shall be deemed given (i) if delivered personally, when so delivered, (ii) if given by nationally recognized overnight delivery, one business day after delivery to the delivery service for next business day delivery, (iii) if given by facsimile, when transmitted to the facsimile number set forth above, when so transmitted if transmitted during normal business hours at the location to which it is transmitted or upon the opening of business on the next Business Day if transmitted other than during normal business hours at the location to which it is transmitted and (iv) if given by mail, on the third business day following the day on which it was posted.

                  7. BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities who acquires such shares in compliance with the applicable provisions of the Shareholders Agreement, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

                  8. NOMINEES FOR BENEFICIAL OWNERS. In the event that Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option and by written notice to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement (or any determination of any percentage of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement).

                  9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  10. SPECIFIC PERFORMANCE. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

                  11. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  12. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

                  13. ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  14. SUBMISSION TO JURISDICTION; VENUE.


                  (a) Any legal action or proceeding with respect to this Agreement or any transactions contemplated hereby shall be brought in the courts of the Commonwealth of Virginia or the State of Michigan or in the United States District Court for the Eastern District of Virginia sitting in Richmond, Virginia, or the United States District Court for the Eastern District of Michigan sitting in Detroit, Michigan, and, by execution and delivery of this Agreement, each party hereto hereby accepts for himself, herself or itself and in respect of his, her or its property generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing copies thereof by registered or certified mail, postage prepaid, to such Shareholder at his, her or its address as provided in Section 6 hereof. Nothing in this paragraph (a) shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings in any other jurisdiction.


                  (b) Each party hereby irrevocably waives any objections which he, she or it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in paragraph (a) of this Section 14 and hereby further irrevocably waives and agrees not to plead or claim in any such court that any action or proceeding brought in any such court has been brought in an inconvenient forum.


                  (c) Without limiting the generality of the foregoing, each of the parties to this Agreement agrees that, at the time of any such action or proceeding with respect to this Agreement or any transactions contemplated hereby, each of the parties will execute such instruments and other documents as may be necessary to consent to and waive any objection to venue and jurisdiction in the Courts identified in subsections (a) and (b) above.

                  15. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.


                  16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Michigan, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                           ASSET ACCEPTANCE CAPITAL CORP.


                           By:
                               -------------------------------------------------
                                    Nathaniel F. Bradley IV,
                                    President and Chief Executive Officer


                           ASSET ACCEPTANCE HOLDINGS, LLC


                           By:
                               -------------------------------------------------
                                    Nathaniel F. Bradley IV, President


                           AAC QUAD-C INVESTORS LLC


                           By:
                               -------------------------------------------------

                           Name:
                                 -----------------------------------------------

                           Title:
                                  ----------------------------------------------


                           AAC INVESTORS, INC.


                           By:
                               -------------------------------------------------

                           Name:
                                 -----------------------------------------------

                           Title:
                                  ----------------------------------------------


                           RBR HOLDING CORP.

                           By:
                               -------------------------------------------------
                                    Nathaniel F. Bradley IV, President

                           -----------------------------------------------------
                           RUFUS H. REITZEL, JR.


                           -----------------------------------------------------
                           HEATHER K. REITZEL


                           -----------------------------------------------------
                           NATHANIEL F. BRADLEY IV


                           -----------------------------------------------------
                           MARK A. REDMAN



                           NATHANIEL F. BRADLEY IV REVOCABLE
                           LIVING TRUST, AS AMENDED


                           By:
                               -------------------------------------------------
                                  Nathaniel F. Bradley IV, Trustee


                           RUFUS H. REITZEL, JR., REVOCABLE
                           LIVING TRUST, AS AMENDED


                           By:
                               -------------------------------------------------
                                  Rufus H. Reitzel, Jr., Trustee


                           HEATHER REITZEL REVOCABLE LIVING TRUST, AS AMENDED


                           By:
                               -------------------------------------------------
                                  Heather Reitzel, Trustee

                           THE LISA R. BRADLEY TRUST -- 1999


                           By:
                               -------------------------------------------------
                                    Rufus H. Reitzel, Jr., Co-Trustee


                           By:
                               -------------------------------------------------
                                    Heather Reitzel, Co-Trustee


                           THE JAMES R. REITZEL TRUST -- 1999


                           By:
                               -------------------------------------------------
                                    Rufus H. Reitzel, Jr., Co-Trustee


                           By:
                               -------------------------------------------------
                                    Heather Reitzel, Co-Trustee


                           THE STACY REITZEL JAMES TRUST -- 1999


                           By:
                               -------------------------------------------------
                                    Rufus H. Reitzel, Jr., Co-Trustee


                           By:
                               -------------------------------------------------
                                    Heather Reitzel, Co-Trustee


                           THE TRACEY MERLE REITZEL TRUST -- 1999


                           By:
                               -------------------------------------------------
                                    Rufus H. Reitzel, Jr., Co-Trustee


                           By:
                               -------------------------------------------------
                                    Heather Reitzel, Co-Trustee